UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC20549

FORM 8-K

Date of Report (Date of earliest event reported): July 13, 2007

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

ATLANTIC SYNDICATION NETWORK, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-26383	88-0325940
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3275 West Jones Blvd. #106, Las Vegas, Nevada	89146
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (702) 388-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

             On July 13, 2007, Milton “Todd” Ault was reassigned to the position of Executive Vice President of Atlantic Syndications Network, Inc. (the “Company”).  Mr. Ault was formerly the President of the Company with Mr Kent G. Wyatt, Sr. acting as Chief Executive Officer. Mr. Wyatt was appointed in his place as President in order to conform with Nevada state law and the Company’s by-laws which collectively require that the Chief Executive Officer hold the position of President.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 19, 2007	Atlantic Syndications Network, Inc.

/s/ Kent G. Wyatt, Sr.
Kent G. Wyatt, Sr., President and Chief Executive Officer